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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 27, 2001
         --------------------------------------------------------------

                             MDI ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      0-24919                    73-1515699
    (State or Other           (Commission File Number)       (I.R.S. Employer
      Jurisdiction                                          Identification No.)
   of Incorporation)

                                 201 Ann Street
                           Hartford, Connecticut 06103

                         (Address of principal executive
                           offices including zip code)

                                 (860) 527-5359

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)


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    This Form 8-K contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially from those expressed in such forward looking statements. These risks and uncertainties include risks detailed from time to time in MDI Entertainment, Inc.'s filings with the Securities and Exchange Commission including, but not limited to, those described in the Form 10-KSB and Form 10-KSB/A filed on April 2, 2001 and April 25, 2001, respectively.

    Item 5: Other Events

    Oxford Transaction

          By letter dated July 27, 2001, MDI Entertainment, Inc. notified Oxford International, Inc. that, pursuant to the Agreement dated July 9, 2001 between MDI and Oxford (the "Agreement"), MDI was exercising its right to exchange the 2,000,000 shares of common stock of DataMEG Corp. and 1,656,000 shares of common stock of McClendon Transportation Group, Inc. received from Oxford for the 2,100 shares of Series C Preferred Stock of MDI (the Series C Stock") issued to Oxford. MDI's proposed financing transaction with Oxford was previously disclosed in MDI's Forms 8-K filed on May 1, 2001, May 2, 2001, July 16, 2001 and July 24, 2001.

          By letter dated July 27, 2001, Oxford responded to MDI and stated that Oxford had pledged the Series C Stock for a loan and that MDI's offer to exchange the stock was rejected. Although MDI agreed that Oxford could pledge the shares or otherwise use them as collateral, such pledge or use as collateral, pursuant to Section 4 of the Agreement, is supposed to be "subject to the right of exchange set forth in Section 3" of the Agreement. MDI has so informed Oxford and has reiterated its demand that Oxford exchange and return the Series C Stock to MDI. The letter from Oxford, which is rather confusing, also states that "today we closed on a transaction that will not be unwound, and will allow you to receive funds we originally discussed." MDI is not certain as to the meaning of such phrase. If it is intended by Oxford to suggest that the $3.2 million originally committed to by Oxford will be paid then, based on past experience, MDI is skeptical that such payment will occur. MDI is evaluating its legal and other alternatives with respect to the agreements with Oxford, Oxford's refusal to honor MDI's exchange right generally and the Series C Stock.

    Nasdaq

          MDI's Form 8-K filed on July 24, 2001 incorrectly stated that Nasdaq halted trading in MDI's securities on April 16, 2001. Trading was halted on July 16, 2001.

    Item 7: Financial Statements and Exhibits

    (c) Exhibits.

    Exhibit No.     Description
      99.1          Letter, dated July 27, 2001, from Oxford to MDI.


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MDI ENTERTAINMENT, INC.
                                                (Registrant)


    Dated   July 30, 2001                         By: /s/ Steven M. Saferin
            -------------                            ----------------------
                                                  Steven M. Saferin
                                                  President and Chief
                                                  Executive Officer

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                                 EXHIBIT INDEX


    Exhibit No.     Description

      99.1          Letter, dated July 27, 2001, from Oxford to MDI.